OPEXA THERAPEUTICS


Precision Immunotherapy®

Opexa Therapeutics, Inc.

NASDAQ: OPXA

Analyst & Investor Event

November 10, 2015

Forward-Looking Statements

All statements in this presentation other than those of historical fact, including statements regarding our preclinical and clinical development plans for Tcelna® and OPX-212, our research and other development programs, our ability to undertake certain activities and accomplish certain goals, projected timelines for our research and development activities and possible regulatory approvals, if any, our expectations regarding the relative benefits of our product candidates versus competitive therapies, our expectations regarding the possibility of licensing or collaborating with third parties regarding our product candidates or research, and our expectations regarding the therapeutic and commercial potential of our product candidates, research, technologies and intellectual property, are forward-looking statements. The words "believe," "may," "will," "estimate," "continue," "anticipate," "design," "intend," "expect," "potential" and similar expressions, as well as the negative version of these words and similar expressions, are intended to identify forward-looking statements. Our forward-looking statements do not constitute guarantees of future performance, and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those anticipated or implied in such statements. Our forward-looking statements are based upon our current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated as a result of various risks and uncertainties which include, without limitation, risks associated with the process of discovering, developing and commercializing drugs that are safe and effective for use as human therapeutics and risks inherent in the effort to build a business around such drugs. Although we believe our expectations are reasonable, we do not in any way guarantee future results, level of activity, performance or achievements. In addition, neither we nor any other person assumes responsibility for the accuracy and completeness of any forward-looking statements. Our forward-looking statements in this presentation speak only as of the date of this presentation. We assume no obligation or undertaking to update or revise any statements to reflect any changes in our expectations or any change in events, conditions or circumstances on which any such statement is based. You should, however, review additional disclosures we make that further describe risks and uncertainties relevant to us in additional detail in our filings with the Securities and Exchange Commission including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. You may get these documents for free by visiting EDGAR on the SEC web site at http://www.sec.gov.

Agenda

5:15-5:20 PM
- **Welcome**

5:20-5:40 PM
- **Opexa Corporate Update**
  - Neil Warma, CEO & Don Healey, CSO
    - Multiple Sclerosis Program
    - Neuromyelitis Optica (NMO) Preclinical Program
    - NMO Bioactivity Study Data

5:40-6:00 PM
- **Dr. Clyde Markowitz**
  - MS program & Abili-T Trial for Secondary Progressive MS

6:00-6:20 PM
- **Dr. Ben Greenberg**
  - OPX-212 Development Program for NMO

6:20-7:00 PM
- **Q&A**

Clyde Markowitz, M.D.

- Associate Professor of Neurology at the Hospital of The University of Pennsylvania
- Expert in the field of MS involved with many clinical trials developing new compounds for the treatment of MS
- Director of the MS Center at the University of Pennsylvania and Professor of Neurology at the University of Pennsylvania School of Medicine in Philadelphia
- Author of over 35 publications
- Member of the American Academy of Neurology
- Serves as the Chairman of the Clinical Advisory Committee for the Delaware Valley chapter of the National Multiple Sclerosis Society
- Member of Opexa's Scientific Advisory Board
- Clinical Investigator for the Abili-T Trial in SPMS

Benjamin Greenberg, M.D., M.H.S.

- Associate Professor and the Cain Denius Scholar in Mobility Disorders in the Department of Neurology and Neurotherapeutics at UT Southwestern Medical Center
- Internationally recognized expert in treating adults and children with rare autoimmune disorders of the central nervous system
- Specializes in treating patients with transverse myelitis (TM), neuromyelitis optica (NMO), and multiple sclerosis (MS), and other conditions such as autoimmune encephalitis and acute demyelinating encephalomyelitis (ADEM).
- Author of over 45 publications
- Member of the American Board of Psychiatry and Neurology

OPEXA THERAPEUTICS

Opexa Investment Highlights

PIPELINE

- **Tcelna®**: Phase 2b for **secondary progressive multiple sclerosis** (SPMS), limited competition, $7BN overall market potential
- OPX-212: Pre-IND for **neuromyelitis optica** (NMO), no approved therapies, **orphan** indication

TECHNOLOGY

- **Personalized T-cell immunotherapy platform** for autoimmune diseases
- Potential to yield multiple candidates tailored to each patient's disease profile
- **Scalable cGMP manufacturing facility**
- Strong patent estate (160 domestic and international)

VALIDATION

- Option agreement secured with Merck Serono for Tcelna – strong potential partner
- **FDA Fast Track designation** for Tcelna in SPMS
- Esteemed Scientific Advisory Board

Recent and Upcoming Expected Milestones

Tcelna: Multiple Sclerosis

- ✓ Q3 2015: 92% of all patient visits in Abili-T trial have been completed
- ✓ Q3 2015: The independent Data and Safety Monitoring Board (DSMB) overseeing Opexa's Abili-T trial met and recommended the trial continue as planned
- 2H 2016: Top line results expected for Abili-T Phase 2b SPMS trial

OPX-212: Neuromyelitis Optica

- ✓ Q3 2015: Secured $5 million in funding to support OPX-212 NMO development, including Phase I/II proof-of-concept clinical trial, of which $4.5M is subject to timely satisfaction of milestones
- ✓ Q3 2015: Results of preclinical animal study showed statistically significant dose dependent reduction of AQP4 reactive T-cells in murine (mouse) model
- 1H 2016: Expect to submit IND and be in a position to initiate Phase I/II proof-of-concept clinical trial, assuming the availability of sufficient resources

Recent and Upcoming Expected Milestones

IP

- ✓ Q3 2015: Four additional key patents issued covering T-cell immunotherapy platform
- ✓ 160 total granted U.S. and international patents in Opexa's patent portfolio, including in-licensed patents

Financial (as of Sept 30, 2015)

- ~$15.6 million cash
- No Debt
- Historical monthly burn: ~$1.1 million
- Cash runway into Q4 2016
- Shares outstanding ~6.8 million

Tcelna in Secondary Progressive MS

450,000 Individuals in North America diagnosed with MS; 30-45 % potentially have an SPMS diagnosis


SPMS
Market Size:
$7 Billion (est.)
Relapsing Remitting MS;
Clinically Isolated Syndrome;
Primary Progressive MS

- Secondary Progressive MS market potential in North America could exceed **$7 billion** (for all therapies)
- Roughly 150,000 SPMS patients in North America
- Only one drug approved for SPMS in U.S. (none in EU or Asia)
  - Drug not suitable for chronic use due to severe side effects

Tcelna being developed to be a potential therapy of choice in SPMS

Tcelna®

Lead Program Targeting Secondary Progressive MS patients

Fast Track Designation by FDA

- **Phase 2b is fully enrolled: 190 patients with SPMS**
- **Top line data expected in 2H 2016**
- **Design**
  - Double-blind, 1:1 randomized, placebo-controlled
  - 35 clinical sites in USA and Canada
  - Two annual courses of personalized therapy
  - Efficacy Endpoints: Primary-Whole Brain Atrophy, Secondary-Disease Progression
- **Immune Monitoring being conducted in parallel**
  - Comprehensive biomarker analysis

Merck Serono Agreement

Agreement signed 2013; strong potential partner

- Option and License Agreement for worldwide rights to all Multiple Sclerosis indications, excluding Japan
- If Merck Serono exercises option:
  - Merck Serono to fund Phase 3, pre-commercial and commercial activities
  - Opexa has potential to receive up to an additional $220 million in option exercise and milestone payments
  - Opexa has potential to receive royalties ranging from 8% to 15% of annual net sales, with step-ups occurring if net sales exceed $500 million, $1 B & $2 B
- Merck Serono increased their commitment to Opexa's MS program this year
  - In anticipation of the Phase IIb trial results expected in 2H 2016, Merck Serono gave Opexa $3 million of support in March 2015 to begin planning for Phase III studies

LEVERAGING THE T-CELL PLATFORM: OPX-212 FOR NEUROMYELITIS OPTICA (NMO)


Precision Immunotherapy®

OPX-212: Opexa's Orphan Disease Program



Image reprinted with permission from MultiView, Inc.

- Neuromyelitis optica (NMO) is a rare or orphan autoimmune disease
- Immune system cells and antibodies mistakenly attack and destroy myelin cells in the optic nerves and the spinal cord
- Individuals with NMO develop optic neuritis, which causes pain in the eye and vision loss, and transverse myelitis, which causes weakness, numbness, and sometimes paralysis of the arms and legs
- There are no FDA-approved therapies for NMO
- Affects any age varying from 3 to 90 years, the average age of onset ~41 years

An orphan disease with no FDA-approved therapy

OPEXA THERAPEUTICS

OPEXA'S NOVEL APPROACH; PRIMING THE IMMUNE SYSTEM


Precision Immunotherapy®

Root cause of MS: Activated T-cells degrade myelin and damage myelin producing cells


MRTC
Neuron
Myelin peptide
MRTC
Antigen Presenting Cell
Blood brain barrier
Damage
Myelin sheath
Cytokines
Damage
Oligondendroglial cell

- In MS patients, the faulty immune system is not able to prevent the attack of a small sub-population of myelin reactive T-cells (MRTC)
- MRTCs cross the blood brain barrier, enter the brain, and bind to antigen presenting cells (APC), causing a release of pro-inflammatory cytokines which lead to a two pronged attack through:
  1. Destruction of myelin sheath, the protective coating of nerve fibers
  2. Destruction of oligodendroglial cells, which are responsible for producing myelin

Result
Destruction of the myelin sheath and myelin producing cells, thereby preventing remyelination

Tcelna could address the root cause of MS by preventing demyelination and enabling remyelination


MRTC
Treg
Neuron
MRTC
Treg
Antigen Presenting Cell
Blood brain barrier
Myelin sheath
Oligondendroglial cell

Adapted by permission from Macmillan Publishers Ltd: NATURE REVIEWS IMMUNOLOGY 3, 483-492 (June 2003), copyright (2003)

- Therapeutic dose of Tcelna (attenuated T-cell clones) is injected subcutaneously
- This triggers an immune response specifically targeting circulating MRTC
- Immune cells, including Tregs, have been primed, or sensitized, we believe, to specifically target the pathogenic MRTC for elimination or regulation
- Elimination of harmful MRTC may lead to:
  1. Stabilization of disease by preventing further destruction of myelin
  2. Improvement in condition by allowing oligodendroglial cells to remyelinate axons (neuroprotection)

Opexa's Strategy

Tcelna programs the immune system to ***specifically*** recognize MRTC as pathogenic, thereby inhibiting further destruction of the myelin sheath and potentially enabling remyelination

OPEXA THERAPEUTICS

Clinical evidence for Tcelna MoA

T-cell technology demonstrated a significant reduction in reactive T-cells (52 week study results of MS)



Reduction in MRTC
Week 0
Week 5
Week 13
Week 21
Week 28
Week 52
0%
-10%
-20%
-30%
-40%
-50%
-60%
-70%
-80%
-90%
-100%
Dose 1
Dose 2
Dose 3
Dose 4
-92%
-87%
-79%
-77%
-65%
• *Results from Tcelna dose ranging studies:*
✓ *Published in Clinical Immunology (2009) 131, 202-215*
• Each dose consisting of **30-45 x 10⁶** cells

MRTC: Myelin Reactive T-cells

OPX-212: BIOACTIVITY STUDY


Precision Immunotherapy®

NMO Bioactivity animal study results

- Bioactivity study supports development of OPX-212
- Opexa's T-cell technology suppresses an immune response in mice relevant to the immunopathology of NMO
- Results statistically significant
- Evidence from the bio-activity study, demonstrating the potency of autologous murine T-cell products in mice primed to aquaporin-4, is an important component of our IND submission to FDA

NMO Bioactivity study rationale

- *Hypothesis:* Can immunotherapy with attenuated T-cells reduce a T-cell response to the Neuromyelitis Optica (NMO) associated autoantigen, aquaporin-4?

- No animal model of NMO has been established that exhibits both endogenous T-cell dependent immunity and autoantibody production to aquaporin-4

- Opexa developed a model whereby mice would be pre-treated with attenuated antigen-specific T-cells, leading to the suppression of a T-cell response to aquaporin-4, when animals were primed with the NMO autoantigen in adjuvant

- The model would be utilized to show a dose-dependent effect of T-cell immunotherapy on immunity to aquaporin-4

Bioactivity Study Protocol


EXPERIMENTAL GROUPS
Dose with Product
Prime with AQP4 peptide
Harvest lymph nodes for T-cell response to AQP4
Day 0
Day 7
Day 14
Day 24
Day 34
Vehicle Control
1x10⁶ AQP4-TCV
1x10⁶ OVA-TCV
0.3x10⁶ AQP4-TCV
0.3x10⁶ OVA-TCV

Results: Suppression of a T-cell response to Aquaporin-4


AQP4 peptide mediated T cell Proliferation (CD25+CTFRlow)
Stimulation Index (AQP4/NP)
p=0.0004
CD4+
CD4-
Vehicle Control
AQP4 0.3x10⁶/dose
Ova 0.3x10⁶/dose
AQP4 1.0x10⁶/dose
Ova 1.0x10⁶/dose


AQP4 peptide mediated IFNγ Secretion
IFNγ Spots/100k cells
p=0.0001
p=0.006
p=0.005
Vehicle Control
AQP4 0.3x10⁶/dose
Ova 0.3x10⁶/dose
AQP4 1.0x10⁶/dose
Ova 1.0x10⁶/dose

- Pre-treatment of B6 mice with attenuated T-cells suppresses priming to AQP4 antigen in a dose dependent manner

OPEXA THERAPEUTICS

Clyde Markowitz, M.D.

Associate Professor of Neurology at the Hospital of The University of Pennsylvania


Precision Immunotherapy®

OPEXA THERAPEUTICS

ABILI-T TRIAL: SPMS DESIGN


Precision Immunotherapy®

Abili-T Trial: SPMS Design

Fast Track designation granted by FDA

- **Abili-T Phase IIb clinical trial is ongoing**
  - Double-blind, 1:1 randomization, placebo-controlled
  - Subjects with Secondary Progressive MS
  - EDSS of 3.0 to 6.0
  - Immune Monitoring program

- **190 Subjects enrolled**
  - 35 sites in USA and Canada

- **2 annual courses of personalized therapy**
  - Baseline, Week 4, 8, 12, 25

Two Year Dosing Regimen


Scrn
Scrn
Baseline
Wk 4
Wk 8
Wk 12
Wk 24
Wk 36
Wk 52
E
P
IM1
IM2
IM3
IM4
T1
T2
T3
T4
T5
EDSS
Neuro
EDSS
Neuro
SDMT
MSFC
MSQLI
MRI
EDSS
Neuro
SDMT
EDSS
Neuro
SDMT
MSFC
MRI
EDSS
Neuro
SDMT
EDSS
Neuro
SDMT
MSFC
MSQLI
MRI

Efficacy Assessments

EDSS: Expanded Disability Status Scale
NEURO: Neurological Examination
SDMT: Symbol Digit Modalities Test
MSFC: MS Functional Composite
MSQLI: MS Quality of Life Indicator
MRI: Magnetic Resonance Imaging

T — Tcelna™
IM — Immune Monitoring
E — Epitope Profile Assay
P — 500mL Procurement

2 - 1 mL injections given SubQ

OUTCOME MEASURES


Precision Immunotherapy®

Efficacy Assessments

Primary Endpoint:

- Percent of whole-brain atrophy
  - Brain atrophy is a clinically relevant and robust component of disease progression in MS
    - Measurement of axonal loss; rate of axonal loss is ~0.5%/yr
  - Progressive whole-brain atrophy can be detected in vivo in a sensitive and reproducible manner by MRI
  - Data linking atrophy to clinical disability and determinant of disease progression
  - ABILI-T is 80% powered to show a 37.5% relative difference in atrophy over two years
  - n of 180 optimized likelihood of obtaining a statistically significant outcome

OPEXA THERAPEUTICS

Efficacy Assessments (cont.)

Key Secondary Endpoints:

- Sustained progression measured by EDSS
- Composite endpoint that includes
  - EDSS increase sustained for 12 weeks, or
  - A 20% increase in time, sustained for 24 weeks, in one of the following changes in disability:
    - » Timed 25 Foot Walk (T25FW) and/or
    - » 9 Hole Peg Test (9HPT)

❖ In line with Phase 3 endpoint accepted by FDA

Supportive Brain Atrophy Data for ARR>1 from TERMS study

- TERMS was a Phase IIb study of Tcelna in relapsing remitting MS patients completed in 2008
- Although TERMS did not show statistical significance in its primary endpoint (cumulative number of GdE lesions determined by MRI), it did show compelling evidence of efficacy in various clinical and other MRI endpoints
- p-value for ARR >1 from TERMS is 0.17 over the 1-year study
- The statin study (Chataway *et al* Lancet June 2014) showed that one can successfully design a 150 patient study to show benefit on brain atrophy
- Abili-T trial is a 1:1 randomized two-year study and we believe that we can show a benefit on atrophy over the two year duration

Sub-population of patients (n=50) with more progressed/active disease profile (baseline ARR >1)

Percent Brain Volume Change at Week 52


n=32
n=18
0
-0.05
-0.1
-0.15
-0.2
-0.25
-0.3
-0.35
Brain volume change (%)
-0.04
-0.32
88%
p=0.17
Tcelna
Placebo

88% Reduction in Brain Atrophy

PREVIOUS OPEXA SPMS DATA


Precision Immunotherapy®

SPMS Patient Data: Previous Studies

Tcelna stabilizes disease in SPMS Patients at 2 years

80% of patients showed no further disease progression by EDSS at 2 years



Stabilization vs. Historical Progression
Percent of Patients Showing Disease Stabilization
100%
80%
60%
40%
20%
0%
80%
20%
40%
Stable
Progressed
Tcelna® Open Label (n=35)
Historical Disease Progression

*A small percentage of patients in pooled analysis showed an improvement (i.e. decrease in progression)

**Historical control: ESIMS Study, published Hommes Lancet 2004

OPEXA THERAPEUTICS

Tcelna Reduces Annualized Relapse Rate (ARR) in SPMS at 2 years



Tcelna treated SPMS patients (n=10)
Annualized Relapse Rate (ARR)
0.60
0.50
0.40
0.30
0.20
0.10
0.00
Baseline
12 Months
24 Months
In 21.8 years of cumulative patient follow up, only 1 patient experienced 1 relapse

One relapse observed in 21 years of cumulative patient follow up

Tcelna Stabilizes Quality of Life Scores in SPMS at 2 years


Percentage Change in Multiple Sclerosis Impact Scale
4.0%
2.0%
0.0%
-2.0%
-4.0%
-6.0%
Tcelna treated (n=10)
Tcelna treated (n=7)
0.9%
2.1%
1.2%
-5.1%
12 Month
18-24 Month
Physical
Psychological
Negative percent change indicates improvement from baseline

Following two years of treatment, no worsening of physical condition and improvement in psychological condition

TCELNA®: THE STORY


Precision Immunotherapy®

Secondary Progressive MS

- Patients initially experience a relapsing-remitting course then transition to SPMS
- SPMS patients experience worsening disability with or without relapses


Disability
Time
Relapsing-remitting
Disability
Time
Secondary progressive
(following relapsing-remitting)
Disability
Time
Primary-progressive
Disability
Time
Progressive-relapsing

- Within 10 years of diagnosis, approximately 50% of patients progress to SPMS
- Estimated that 90% of patients will eventually transition to SPMS
- Approximately 30-45% of all MS patients can be classified as SPMS

Reference: National MS Society

The Immunopathology of SPMS: Relevance of Tcelna

- **Compartmentalized CNS inflammatory cells**
  - Persistence of meningeal mononuclear cell infiltrates associated in lymphoid follicular structures
  - Microglia activation suggests ongoing chronic innate immune responses

- **Meningeal follicles close to cortical gray matter lesions suggests that adaptive immune responses involving antibody and complement contribute to progression in SPMS**

- **Chronic myelin-reactive T-cells may be contributing to the development of both innate and adaptive immune responses persisting in the CNS**

- **Tcelna immunotherapy may reduce the drivers of this chronic disease-driving immunity through both peripheral and central regulatory responses**

Proposed Mechanism

- **Attenuated, patient-specific (autologous) myelin reactive T-cells (MRTC)**
  - MRTC expanded *ex vivo* in response to immunodominant peptides of MBP, MOG & PLP

- **Therapeutic SubQ dosing (30-45 x 10^6 cells) stimulates host reactivity to the 'over-represented' MRTC inducing a dominant negative 'regulatory T-cell' response leading to:**
  - Down-regulation of similar endogenous disease-causing myelin reactive T-cells
  - Up-regulation of regulatory cells (*Foxp3+ and Tr1 cells*) to reduce inflammation and provide possible neuroprotection, should these gain entry to the CNS

Tcelna: Promising Efficacy For SPMS

- Previous studies have shown:
  - Favorable safety
  - Well tolerated treatment
  - Promising efficacy trend in atrophy and progression
- Utilizing meaningful endpoints
  - Predicable measurements; atrophy by MRI
  - Acceptable by FDA; composite progression endpoint
- Personalized therapy versus a broad immunosuppressant
- Opexa is advancing the reality of personalized medicine: targeting an unmet medical need in a substantial market

OPEXA THERAPEUTICS

BEN GREENBERG, M.D., M.H.S.

Associate Professor and the Cain Denius Scholar in Mobility Disorders in the Department of Neurology and Neurotherapeutics at UT Southwestern Medical Center


Precision Immunotherapy®

OPX-212:
NEUROMYELITIS OPTICA (NMO)


Precision Immunotherapy®

Understanding Neuromyelitis Optica (NMO) in the Context of MS

27 year old woman presents to an ER with 24 hours of difficulty urinating. A foley is placed and one liter of urine is drained from her bladder. Within 12 hours she became weak and ultimately had no motor control of her legs. One year ago she had painful loss of vision in her right eye. She was treated with IV methylprednisilone with partial recovery of vision. Brain MRI and CSF analysis were normal. She was told that the optic neuritis could be a prelude to multiple sclerosis.







Identifying a Biomarker


A
GL
ML
SM
P
MB
B
GL
WM
ML
C
V-R
c
D
P
MB

Defining the Molecular Basis of Neuromyelitis Optica

- Identify the target of the NMO IgG
- Determine how the biology of the antigenic target relates to the phenotype
- Determine the upstream and downstream components of the disease
  - Antibody mediated tissue destruction versus functional modification of target.


A
NMO-IgG
AQP4-IgG
Merge
Brain
Kidney
Stomach
Lennon, et. al., JEM, 2004

Therapeutic Landscape in NMO

- No FDA approved therapies
- All off label use medications are immunosuppressive
- Unique risk-benefit calculations when immunosuppressive is used
- Therapies are universally targeting the B cell mediated component of the condition

Pathways/Treatments being Investigated

- Anti-AQP4 binding interference
  - Small molecule
  - Binding competition
- B-cell depletion therapy
- Complement inhibition
- IL6 inhibition (anti-IL6R)
- Therapies that interfere with granulocyte recruitment

- Future therapies should be based on biologic understanding of disease

OPEXA THERAPEUTICS

Unmet Needs....

NMO AS A T-CELL MEDIATED CONDITION


Precision Immunotherapy®

Role for T-cells in Neuromyelitis Optica

1. T cell-activation in neuromyelitis optica lesions plays a role in their formation. Pohl, M *et al*. Acta Neuropathol Commun. 2013;1:85.

2. Immunology of neuromyelitis optica: a T cell-B cell collaboration. Mitsdoerffer, M *et al*. Ann N Y Acad Sci. 2013;1283:57-66

3. Identification of anti-AQP4 T cells in humanized mouse models. Arellano, B., et. al., Arch Neurol. 2012; 69(9):1125-31

4. T/B co-operation in autoantibody production: T cells that promote B-Cell maturation in systemic autoimmunity. Weinstein JS *et al*. Immunol Rev. 2012;247(1):160-71

Disease Pathogenesis

An astrocytopathic disease of the CNS characterized by optic neuritis, transverse myelitis; it is a B-cell-dependent disease associated with anti-aquaporin-4 antibodies



B-Cells
Pathogenic T-Cells
Inflammatory Cells
B cell
Plasma Cell
T cell
CD4+ T-cell CD69
Infiltration of macrophages and granulocytes
B-cell
Anti-AQP-4
Activated T-cell/Th-17
↑IL-17/IL-8
AQP4 antibodies that penetrate the CNS and bind to AQP4 channels on the astrocyte
Binding to AQP4 channels on the astrocytes
Complement activation
Neutrophils
Macrophages
Eosinophils
Migration of inflammatory cells leads to localized inflammation
↓AQP-4 expression
Increase astrocyte permeability
Necrosis
Astrocyte damage leads to
• Inflammation
• Oligodendrocyte injury
• Demyelination
• Neuronal loss
Neuroinflammation
Axonal loss
Demyelination
NMO Lesion
NMO

Potential Intervention Points for T-cell Therapy

T-cell therapy believed to inhibit AQP-4 autoantibody, pro-inflammatory cytokines and prevent infiltration of macrophages and granulocytes

OPX-212

OPX-212 expected to down regulate pathogenic AQP-4 T-cells

⬇

Without the pathogenic T-cell, the B-cell does not signal the production of the AQP-4 antibody

⬇

Preventing the damage of the AQP-4 channel of the astrocyte

⬇

Possible results:
- Reduce tissue damage
- May favor repair and remyelination of axons
- Reduce frequency and severity of Relapses of clinical disease



B-Cells
B cell
B-cell
Plasma Cell
Anti-AQP-4
Pathogenic T-Cells
T cell
Activated T-cell/Th-17
CD4+ T-cell CD69
Inflammatory Cells
Infiltration of macrophages and granulocytes
OPX-212
Expected to prevent infiltration of Neutrophils, Eosinophils and Macrophages
↑IL-17/IL-8
Binding to AQP4 channels on the astrocytes
Complement activation
Neutrophils
Macrophages
Eosinophils
↑AQP-4 expression
Increase astrocyte permeability
Necrosis
Neuroinflammation
Demyelination
Axonal loss
NMO Lesion
NMO

Meeting unmet needs

- Potentially useful for seropositive and seronegative patients
- Antigen specific
- Personalized medicine
- ***Not overtly immunosuppressive……… This could potentially change the risk/ benefit calculation dramatically for patients***

Draft OPX-212.201 Clinical Plan*

- Open-label 3 arm dose escalation study
- Subjects diagnosed with NMSD; + anti-AQP4-Ig
- 20 week treatment period (5 doses: BL, Wk 4, 8, 12, 20)
- 28 week follow up period (48 wk duration)
- Endpoints: safety, reduction in ARTCs
- Estimated first subject enrolled in first half of 2016, assuming the availability of sufficient resources
- Conducted in N. America (US, Canada)
- Key Centers
  - Benjamin Greenberg, MD, MHS – UT Southwestern
  - Michael Levy, MD, PhD – Johns Hopkins
  - Amit Bar-Or, MD – McGill University

(*subject to FDA feedback)

BACK TO NEIL

Recent and Upcoming Expected Milestones

Tcelna: Multiple Sclerosis

- ✓ Q3 2015: 92% of all patient visits in Abili-T trial have been completed
- ✓ Q3 2015: The independent Data and Safety Monitoring Board (DSMB) overseeing Opexa's Abili-T trial met and recommended the trial continue as planned
- 2H 2016: Top line results expected for Abili-T Phase 2b SPMS trial

OPX-212: Neuromyelitis Optica

- ✓ Q3 2015: Secured $5 million in funding to support OPX-212 NMO development, including Phase I/II proof-of-concept clinical trial, of which $4.5M is subject to timely satisfaction of milestones
- ✓ Q3 2015: Results of preclinical animal study showed statistically significant dose dependent reduction of AQP4 reactive T-cells in murine (mouse) model
- 1H 2016: Expect to submit IND and be in a position to initiate Phase I/II proof-of-concept clinical trial, assuming the availability of sufficient resources

Recent and Upcoming Expected Milestones

IP

- ✓ Q3 2015: Four additional key patents issued covering T-cell immunotherapy platform
- ✓ 160 total granted U.S. and international patents in Opexa's patent portfolio, including in-licensed patents

Financial (as of Sept 30, 2015)

- ~$15.6 million cash
- No Debt
- Historical monthly burn: ~$1.1 million
- Cash runway into Q4 2016
- Shares outstanding ~6.8 million

Opexa Investment Highlights

➢ PIPELINE

- **Tcelna®**: Phase 2b for **secondary progressive multiple sclerosis** (SPMS), limited competition, $7BN overall market potential
- OPX-212: Pre-IND for **neuromyelitis optica** (NMO), no approved therapies, **orphan** indication

➢ TECHNOLOGY

- **Personalized T-cell immunotherapy platform** for autoimmune diseases
- Potential to yield multiple candidates tailored to each patient's disease profile
- **Scalable cGMP manufacturing facility**
- Strong patent estate (160 domestic and international)

➢ VALIDATION

- Option agreement secured with Merck Serono for Tcelna – strong potential partner
- **FDA Fast Track designation** for Tcelna in SPMS
- Esteemed Scientific Advisory Board

QUESTIONS & ANSWERS


Precision Immunotherapy®

APPENDIX

OPEXA THERAPEUTICS

Phase 2b RRMS prior clinical trial

Tcelna showed 37% improvement over placebo (mITT)
(secondary endpoint measurement, primary MRI endpoint measure not met)



37% Reduction in Annualized Relapse Rate (ARR)
0.4
0.35
0.3
0.25
0.2
0.15
0.1
0.05
0
Relapses/Patient/Year
37%
0.214
0.339
Tcelna
Placebo
n=142
n=94
n=48
Total mITT population

Experienced Management Team and Board of Directors

Neil Warma, President & CEO, Director

- 19+ years international healthcare experience with large Pharma and emerging biotechnology companies
- Former Senior Management, Novartis Pharmaceuticals, Basel, Switzerland
- Former CEO, Viron Therapeutics, Inc.
- Co-founder and President of MedExact Inc., a company subsequently acquired

Karthik Radhakrishnan, Chief Financial Officer

- 10+ years of health care capital markets experience
- Formerly, Vice President at ING Investment Management
- MBA, MS in Engineering, CFA charter holder

Don Healey, Ph.D., Chief Scientific Officer

- 25+ years of experience in cellular immunology and immune regulation
- Former Director of Immunology, Argos Therapeutics

Donna Rill, Chief Development Officer

- 30 years in cell and gene therapy research and clinical application
- Designed and validated cGMP Cell & Gene Therapy Laboratories, Vector Production facilities, and Translational Research Labs

Jason Kralic, Ph.D., VP, Business Development

- Former Head of Business Development for the Neurosciences Therapy Area Unit at GlaxoSmithKline
- Ph.D. in Pharmacology from University of N. Carolina at Chapel Hill School of Medicine

Board of Directors

Timothy Barabe
Board member of Arqule, Inc.; Former CFO of Affymetrix, Human Genome Sciences, Inc., Regent Medical UK and Sandoz GmbH

Dr. Hans-Peter Hartung
Chair of Neurology at Heinrich-Heine University, Germany; Executive Board member of ECTRIMS

Gail J. Maderis
CEO, Antiva Biosciences, Former CEO, BayBio, Former CEO of Five Prime Therapeutics, Founder of Genzyme Molecular Oncology

Michael S. Richman
Former CEO, Amplimmune

Scott B. Seaman
Executive Director, Alkek Foundation

Neil K. Warma
President & CEO, Opexa

SPMS Scientific Advisory Board

- **Dawn McGuire, M.D., FAAN (Chair)**
  - Advisory Council of the Gill Heart Institute
  - Former Vice President of Clinical Research at Elan Pharmaceuticals
- **Hans-Peter Hartung, M.D**
  - Chair of Neurology at Heinrich-Heine University, Düsseldorf
  - Executive Board member of ECTRIMS, World Health Organization Advisory Board on MS
- **Mark S. Freedman, M.D.**
  - Director of the Multiple Sclerosis Research Unit at Ottawa Hospital
  - Multiple Sclerosis Society of Canada, National MS Society (USA)
  - ACTRIMS committee member
- **Clyde Markowitz, M.D.**
  - Director of MS Center at the University of Pennsylvania
- **Doug Arnold, M.D.**
  - James McGill Professor Neurology and Neurosurgery at the Montreal Neurological Institute
- **Edward Fox, M.D., Ph.D.**
  - Director of Multiple Sclerosis Clinic of Central Texas
  - Advisory Committee, Lone Star Chapter of the National Multiple Sclerosis Society